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                                                                    EXHIBIT 32.1


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the accompanying Annual Report on Form 10-K of The A Consulting Team, Inc. for the year ended December 31, 2004, I, Shmuel BenTov, the principal executive officer of The A Consulting Team, Inc., hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) such Annual Report on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Annual Report on Form 10-K for the year ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of The A Consulting Team, Inc., on a consolidated basis.

         This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-K.



March 24, 2005                     /s/ Shmuel BenTov
--------------                     --------------------------
Date                               Name:  Shmuel BenTov
                                   Title: Chairman, Chief Executive Officer and
                                          President










A signed original of this written statement required by ss. 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.